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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of report (Date of earliest event reported): December 13, 2000

                              BROADCOM CORPORATION
               (Exact Name of Registrant as Specified in Charter)

         California                     000-23993                33-0480482
----------------------------     ------------------------    -------------------
(State or Other Jurisdiction     (Commission File Number)       (IRS Employer
      of Incorporation)                                      Identification No.)

                  16215 Alton Parkway, Irvine, California 92618
               ---------------------------------------------------
               (Address of Principal Executive Offices) (Zip Code)

       Registrant's telephone number, including area code: (949) 450-8700

                                 Not Applicable
          -------------------------------------------------------------
          (Former Name or Former Address, if Changed since Last Report)


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ITEM 7.   EXHIBITS

     (a)  Not Applicable.

     (b)  Not Applicable.

     (c)  Exhibits

          99.1 Press Release dated December 13, 2000, of the Registrant.

ITEM 9.   REGULATION FD DISCLOSURE

     On December 13, 2000 Broadcom Corporation issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.


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SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         BROADCOM CORPORATION,
                                         a California corporation


December 15, 2000                        By:     /s/ WILLIAM J. RUEHLE
                                              ---------------------
                                                  William J. Ruehle
                                                  Vice President and
                                                  Chief Financial Officer

                                         By:      /s/ SCOTT J. POTERACKI
                                              --------------------------
                                                  Scott J. Poteracki
                                                  Corporate Controller and
                                                  Senior Director of Finance
                                                  (Principal Accounting Officer)


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                                  EXHIBIT INDEX

Exhibit
Number                              Description
------                              -----------

 99.1           Press Release dated December 13, 2000, of the Registrant.